Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT VARIABLE ANNUITY

A flexible premium deferred variable and fixed annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated March 20, 2019

to the Prospectus dated May 1, 2012

This Supplement amends certain information contained in the Prospectus dated May 1, 2012.

AB VPS Growth Portfolio Merger:

At a Board of Directors meeting held on November 6-8, 2018, the Board approved the merger of the AB VPS Growth Portfolio (the “Acquired Fund”) into the AB VPS Large Cap Growth Portfolio (the “Acquiring Fund”) effective on or around April 26, 2019 (the “Merger Date”).

Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business April 26, 2019, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund, and any allocations made to the Sub-Account for the Acquired Fund will be automatically directed to the Sub-Account for the Acquiring Fund.

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (800) 838-0650, or write to the Retirement Resource Operations Center at PO Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2012.

Please read this Supplement carefully and retain it for future reference.

REG106516-00

00228844